EXHIBIT 28(g) 7 UNDER FORM N-1A

EXHIBIT 10 UNDER ITEM 601/REG. S-K

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised April 1, 2019

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

*Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

*Federated Mid-Cap Index Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*Federated Strategic Value Dividend Fund

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

*The effective date of the Amendment is April 1, 2019, except that with respect to such Funds, it is acknowledged that BNYM may be required to establish procedures in its trade settlement system with respect to trades executed between March 28 and March 29, 2019 that may settle between April 1 and April 2, 2019.  Only with respect to these Funds and these very limited services, will the parties agree to abide by the terms of the Agreement prior to April 1, 2019.

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised April 1, 2019

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

*Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

*Federated Mid-Cap Index Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*Federated Strategic Value Dividend Fund

*The effective date of the Amendment is April 1, 2019, except that with respect to such Funds, it is acknowledged that BNYM may be required to establish procedures in its trade settlement system with respect to trades executed between March 28 and March 29, 2019 that may settle between April 1 and April 2, 2019.  Only with respect to these Funds and these very limited services, will the parties agree to abide by the terms of the Agreement prior to April 1, 2019.